10. Income Taxes: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Dec. 31, 2015
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	Year ended December 31, 2015	Year ended December 31, 2014
	$	$
Net loss for the year before income taxes	(5,185,852)	(1,706,202)

Expected income tax recovery from net loss	(803,807)	(264,461)
Non-deductible expenses	462,915	72,310
Other temporary differences	(2,859)	(116)
Change in valuation allowance	343,751	192,267
	-	-